UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 15, 2021

METLIFE, INC.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

1-15787			13-4075851
(Commission File Number)			(IRS Employer Identification No.)

200 Park Avenue,	New York,	NY	10166-0188
(Address of Principal Executive Offices)			(Zip Code)
(212) 578-9500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	MET	New York Stock Exchange
Floating Rate Non-Cumulative Preferred Stock, Series A, par value $0.01	MET PRA	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 5.625% Non-Cumulative Preferred Stock, Series E	MET PRE	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 4.75% Non-Cumulative Preferred Stock, Series F	MET PRF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
At MetLife, Inc.'s (the "Company's") annual meeting of common shareholders on June 15, 2021, the shareholders:
•elected twelve Directors, each for a term expiring at the Company’s 2022 annual meeting of shareholders;
•ratified the appointment of Deloitte & Touche LLP as the Company’s independent auditor for 2021; and
•approved, on an advisory basis, the compensation paid to the Company’s Named Executive Officers as disclosed in the Company’s 2021 Proxy Statement.

Election of Directors:

Nominee Name	Votes For	Votes Against	Abstained	Broker Non-Votes

Cheryl W. Grisé	726,115,704	23,586,857	440,743	51,857,112
Carlos M. Gutierrez	741,604,719	7,856,914	681,671	51,857,112
Gerald L. Hassell	748,152,023	1,553,722	437,559	51,857,112
David L. Herzog	736,504,395	13,219,603	419,306	51,857,112
R. Glenn Hubbard, Ph.D.	731,674,123	17,750,582	718,599	51,857,112
Edward J. Kelly, III	746,511,446	3,214,526	417,332	51,857,112
William E. Kennard	748,249,323	1,202,128	691,853	51,857,112
Michel A. Khalaf	748,611,258	1,105,244	426,802	51,857,112
Catherine R. Kinney	711,198,618	38,551,954	392,732	51,857,112
Diana L. McKenzie	747,010,124	2,732,774	400,406	51,857,112
Denise M. Morrison	745,819,426	3,924,009	399,869	51,857,112
Mark A. Weinberger	742,512,287	7,209,471	421,546	51,857,112

	Votes For	Votes Against	Abstained	Broker Non-Votes

Ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditor for 2021	776,863,846	24,729,770	406,800	0
Advisory vote to approve the compensation paid to the Company’s Named Executive Officers	728,803,851	20,384,525	954,928	51,857,112

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.

By:	/s/ Timothy J. Ring
Name:	Timothy J. Ring
Title:	Vice President and Secretary
Date: June 21, 2021